USAA
EAGLE
LOGO (r)
USAA MUTUAL FUNDS TRUST
Extended Market Index Fund (USMIX)

SUPPLEMENT DATED OCTOBER 24, 2014
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2014

The following information hereby replaces the paragraph under Custodian and Accounting Agent found on page 56 of the above-referenced Statement of Additional Information.

Custodian and Accounting Agent

The custodian is responsible for, among other things, safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of the Fund’s securities, and collecting interest on the Fund’s investments. State Street Bank and Trust Company P. O. Box 1713, Boston, Massachusetts 02105 is the custodian and accounting agent for the Extended Market Index Fund and the Extended Market Portfolio. The accounting agent is responsible for, among other things, calculating the Fund’s daily NAV and other recordkeeping functions.

98253-1014